SEASONS SERIES TRUST
Supplement to the Summary Prospectus Dated July 28, 2011
The following change is effective February 16, 2012:
Large Cap Value Portfolio. In the Portfolio Summary, under the heading “Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”) is deleted in its entirety and replaced with the following:

	Portfolio Manager
	of the Portfolio
Name	Since	Title
Timothy Campion	2012	Vice President and Portfolio Manager
Dated: February 16, 2012